UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2007

Apple Inc.

(Exact name of registrant as specified in its charter)

California	000-10030	94-2404110
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

1 Infinite Loop, Cupertino, CA 95014
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 996-1010

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On February 14, 2007, the Board of Directors of Apple Inc. (the “Company”) amended the Company’s Bylaws (the “Amended Bylaws”) effective as of such date.  The amendments reflect the Company’s recent name change to Apple Inc., remove obsolete references, generally update the provisions in light of revisions to the California Corporations Code and incorporate other previously filed amendments.  A copy of the Amended Bylaws is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description
3.1	Amended Bylaws of Apple Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2007

APPLE INC.
(Registrant)

By:	/s/ Peter Oppenheimer
Name:	Peter Oppenheimer
Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended Bylaws of Apple Inc.